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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                               September 29, 2004


                       Cabot Microelectronics Corporation
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                    000-30205                 36-4324765
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(State or other jurisdiction of    (Commission File Number)       (IRS Employer
         incorporation)                                          Identification)


                    870 Commons Drive, Aurora, Illinois    60504
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               (Address of principal executive offices) (Zip Code)

                                 (630) 375-6631
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              (Registrant's telephone number, including area code)

                                 Not applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    |_| Written communications pursuant to Rule 425 under the Securities Act
        (17CFR 230.425)

    |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR240.14a-12)

    |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 7.01         Regulation FD Disclosure.

            To address certain issues arising pursuant to a new rule proposed by the Financial Accounting Standards Board and as permitted by the Second Amended and Restated Cabot Microelectronics Corporation 2000 Equity Incentive Plan (the "Plan"), on September 27, 2004 the Compensation Committee of Cabot Microelectronics Corporation's (the "Corporation's") Board of Directors accelerated to September 1, 2005 the vesting of those stock options granted to employees, officers and directors under the Plan prior to September 27, 2004 that have an option price equal to or greater than the fair market value of the shares of the Corporation on September 27, 2004 ($34.30), through amendment made and effective as of September 27, 2004 to the grant agreements for such stock options. Approximately 1.3 million options with varying remaining vesting schedules of fewer than three years as of September 1, 2005 are subject to the acceleration provision and become exercisable as of such date as a result.

         This information is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CABOT MICROELECTRONICS CORPORATION


Date: September 29, 2004                  By: /s/ WILLIAM S. JOHNSON
                                              ----------------------
                                              William S. Johnson
                                              Vice President and Chief Financial
                                              Officer
                                              [Principal Financial Officer]